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                                                                   EXHIBIT 23.2



                        Consent of Independent Auditors

We consent to the reference to our firm under the caption "Experts" and to the use of our report on the consolidated financial statements of Hawk Corporation dated March 13, 1997, in Amendment No. 2 to the Registration Statement (Form S-4 No. 333-18433) and related Prospectus of Hawk Corporation for the registration of $100,000,000 in Senior Notes due 2003.



                                     /s/ Ernst & Young LLP

Cleveland, Ohio
March 13, 1997
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                        Consent of Independent Auditors

We consent to the reference to our firm under the caption "Experts" and to the use of our report on the consolidated financial statements of S.K. Wellman Limited Inc. and Subsidiaries dated September 26, 1996 in Amendment No. 2 to the Registration Statement (Form S-4 No. 333-18433) and related Prospectus of Hawk Corporation for the registration of $100,000,000 in Senior Notes due 2003.



                                     /s/ Ernst & Young LLP

Cleveland, Ohio
March 13, 1997

                        Consent of Independent Auditors

We consent to the reference to our firm under the caption "Experts" and to the use of our report on the financial statements of Helsel, Inc. dated February 3, 1995 in Amendment No. 2 to the Registration Statement (Form S-4 No. 333-18433) and related Prospectus of Hawk Corporation for the registration of $100,000,000 in Senior Notes due 2003.



                                      /s/ Ernst & Young LLP

Cleveland, Ohio
March 13, 1997
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                        Consent of Independent Auditors

We consent to the reference to our firm under the caption "Experts" and to the use of our report on the financial statements of Helco, Inc. dated July 26, 1994 in Amendment No. 2 to the Registration Statement (Form S-4 No. 333-18433) and related Prospectus of Hawk Corporation for the registration of $100,000,000 in Senior Notes due 2003.



                                      /s/ Ernst & Young LLP

Cleveland, Ohio
March 13, 1997